345 E. Main St.
Warsaw, IN 46580
www.zimmerbiomet.com	Exhibit 99.1

Media	Investors
Monica Kendrick	Coleman Lannum
(574) 372-4989	(574) 371-9480
Monica.Kendrick@ZimmerBiomet.com	Cole.Lannum@ZimmerBiomet.com

Derek Davis
(574) 372-4250
Derek.Davis@ZimmerBiomet.com

Zimmer Biomet Announces

First Quarter 2018 Financial Results

•	Net sales of $2.018 billion for the first quarter represent an increase of 2.3% over the prior year period, and a decrease of 1.5% on a constant currency basis
•	Diluted EPS for the first quarter were $0.85 reported, a decrease of 42.2% from the prior year period
•	Adjusted diluted EPS for the first quarter were $1.91, a decrease of 10.3% from the prior year period
•	The Company provides full-year 2018 financial guidance

(WARSAW, IN) April 26, 2018 — Zimmer Biomet Holdings, Inc. (NYSE and SIX: ZBH) today reported financial results for the quarter ended March 31, 2018.  The Company reported first quarter net sales of $2.018 billion, an increase of 2.3% over the prior year period, and a decrease of 1.5% on a constant currency basis.  Diluted earnings per share for the first quarter were $0.85, a decrease of 42.2% from the prior year period.  First quarter adjusted diluted earnings per share were $1.91, a decrease of 10.3% from the prior year period.

"As expected, in the first quarter our performance continued to reflect supply headwinds associated with key brands within our Knee, Hip and S.E.T. portfolios, as well as the ongoing quality remediation work at our Warsaw North Campus facility," said Bryan Hanson, President and CEO of Zimmer Biomet.  "As we look out over the course of the next 18 to 24 months, we will stay laser-focused on taking the necessary actions to narrow our gap to market and drive sustained shareholder value.  These actions include successfully driving our ongoing quality remediation program, restoring supply, and scaling up the commercial launch of compelling new technologies, all of which remain on track.”

Net earnings for the first quarter were $174.7 million, and $390.9 million on an adjusted basis.  Operating cash flow for the first quarter was $490.5 million.  Free cash flow in the quarter was $403.4 million.

In the quarter, the Company paid $48.6 million in dividends and declared a first quarter dividend of $0.24 per share.

Guidance

The Company provided the following full-year 2018 financial guidance:

Projected Year Ending December 31, 2018
2018 Sales Growth vs Prior Year(1)	1.5% - 3.5%
Adjusted Operating Profit Margin(2)	27.5% - 28.5%
Adjusted Tax Rate(2)	18.5% - 19.5%
Adjusted Diluted EPS(2)	$7.60 - $7.80
Free Cash Flow(3)	$1.1 billion - $1.3 billion

(1)	2018 sales growth vs prior year is provided on an as reported basis and includes 200 to 300 basis points of positive foreign exchange impact

(2)

These measures are non-GAAP financial measures for which a reconciliation to the most directly comparable GAAP financial measure is not available without unreasonable efforts.  See “Forward-Looking Non-GAAP Financial Measures.”

(3)

Projected Year Ending December 31, 2018
(in millions)	Low	High
Net Cash Provided by Operating Activities	$1,585	$1,755
Additions to Instruments and Other Property, Plant and Equipment	(485)	(455)
Free Cash Flow	$1,100	$1,300

Conference Call

The Company will conduct its first quarter 2018 investor conference call today, April 26, 2018, at 8:30 a.m. Eastern Time. The audio webcast can be accessed via Zimmer Biomet's Investor Relations website at http://investor.zimmerbiomet.com. It will be archived for replay following the conference call.

Individuals in the U.S. and Canada who wish to dial into the conference call may do so by dialing (888) 312-9837 and entering conference ID 7278985. For a complete listing of international toll-free and local numbers, please visit http://investor.zimmerbiomet.com. A digital recording will be available 24 hours after the completion of the conference call, from April 27, 2018 to May 26, 2018. To access the recording, U.S. callers should dial (888) 203-1112 and international callers should dial +1 (719) 457-0820 and enter the Access Code ID 7278985.

Sales Table

The following first quarter sales table provides results by geography and product category, as well as the percentage change compared to the prior year quarter on a reported basis and a constant currency basis.

NET SALES - THREE MONTHS ENDED MARCH 31, 2018

(in millions, unaudited)

			Constant
	Net		Currency
	Sales	% Change	% Change
Geographic Results
Americas	$1,208	(1.8)%	(2.0)%
EMEA	497	9.6	(3.0)
Asia Pacific	313	8.2	2.6
Total	$2,018	2.3%	(1.5)%
Product Categories
Knees
Americas	$417	(2.5)%	(2.7)%
EMEA	189	12.4	(0.1)
Asia Pacific	107	2.3	(3.0)
Total	713	1.8	(2.1)
Hips
Americas	248	1.3	1.0
EMEA	142	4.5	(7.6)
Asia Pacific	102	9.5	3.6
Total	492	3.8	(0.9)
S.E.T *	443	4.4	1.1
Dental	108	(0.2)	(4.8)
Spine & CMF	183	(1.7)	(3.8)
Other	79	(1.1)	(4.0)
Total	$2,018	2.3%	(1.5)%

* Surgical, Sports Medicine, Foot and Ankle, Extremities and Trauma

About the Company

Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer Biomet is a global leader in musculoskeletal healthcare. We design, manufacture and market orthopaedic reconstructive products; sports medicine, biologics, extremities and trauma products; office based technologies; spine, craniomaxillofacial and thoracic products; dental implants; and related surgical products.

We collaborate with healthcare professionals around the globe to advance the pace of innovation. Our products and solutions help treat patients suffering from disorders of, or injuries to, bones, joints or supporting soft tissues. Together with healthcare professionals, we help millions of people live better lives.

We have operations in more than 25 countries around the world and sell products in more than 100 countries. For more information, visit www.zimmerbiomet.com or follow Zimmer Biomet on Twitter at www.twitter.com/zimmerbiomet.

Website Information

We routinely post important information for investors on our website, www.zimmerbiomet.com, in the “Investor Relations” section.  We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD.  Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts.  The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Note on Non-GAAP Financial Measures

This press release includes non-GAAP financial measures that differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).  These non-GAAP financial measures may not be comparable to similar measures reported by other companies and should be considered in addition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP.

Sales change information for the three-month period ended March 31, 2018 is presented on a GAAP (reported) basis and on a constant currency basis.  Constant currency percentage changes exclude the effects of foreign currency exchange rates.  They are calculated by translating current and prior-period sales at the same predetermined exchange rate.  The translated results are then used to determine year-over-year percentage increases or decreases.

Net earnings and diluted earnings per share for the three-month period ended March 31, 2018 are presented on a GAAP (reported) basis and on an adjusted basis.  Adjusted earnings and adjusted diluted earnings per share exclude the effects of inventory step-up; certain inventory and manufacturing-related charges connected to discontinuing certain product lines, quality enhancement and remediation efforts; special items; intangible asset amortization; any related effects on our income tax provision associated with these items; the effect of U.S. tax reform; and other certain tax adjustments.  Special items include expenses resulting directly from our business combinations and/or global restructuring, quality and operational excellence initiatives, including employee termination benefits, certain contract terminations, consulting and professional fees, dedicated project personnel, asset impairment or loss on disposal charges, certain litigation matters, costs of complying with our deferred prosecution agreement and other items.  Other certain tax adjustments include internal restructuring transactions that lowered the tax rate on deferred tax liabilities recorded on intangible assets recognized in acquisition-related accounting.

Free cash flow and projected free cash flow are additional non-GAAP measures that are presented in this press release. Free cash flow is computed by deducting additions to instruments and other property, plant and equipment from net cash provided by operating activities.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this press release. This press release also contains supplemental reconciliations of additional non-GAAP financial measures that the Company presents in other contexts. These additional non-GAAP financial measures are computed from the most directly comparable GAAP financial measure as indicated in the applicable reconciliation.

Management uses non-GAAP financial measures internally to evaluate the performance of the business and believes they are useful measures that provide meaningful supplemental information to investors to consider when evaluating the performance of the Company.  Management believes these measures offer the ability to make period-to-period comparisons that are not impacted by certain items that can cause dramatic changes in reported operating results, to perform trend analysis, to better identify operating trends that may otherwise be masked or distorted by these types of items and to provide additional transparency of certain items.  In addition, certain of these non-GAAP financial measures are used as performance metrics in the Company's incentive compensation programs.

Forward-Looking Non-GAAP Financial Measures

This press release also includes certain forward-looking non-GAAP financial measures for the year ending December 31, 2018.  We calculate forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures.  For instance, we exclude the impact of certain potential charges or gains connected to quality enhancement and remediation efforts and certain legal and tax matters.  Other than projected free cash flow for the year ending December 31, 2018, for which a reconciliation is provided, we have not provided quantitative reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because the excluded items are not available on a prospective basis without unreasonable efforts.  It is probable that these forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures.

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding sales and earnings guidance and any statements about our expectations, plans, strategies or prospects.   We generally use the words “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could,” “intends” and similar expressions to identify forward-looking statements.   All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements.   Such statements are based upon the current beliefs and expectations of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially.  These risks, uncertainties and changes in circumstances include, but are not limited to:  our chief executive officer transition, including disruptions and uncertainties related thereto, the potential impact on our business and future strategic direction resulting from our transition to a new chief executive officer, and our ability to retain other key members of senior management; the possibility that the anticipated synergies and other benefits from mergers and acquisitions will not be realized, or will not be realized within the expected time periods; the risks and uncertainties related to our ability to successfully integrate the operations, products, employees and distributors of acquired companies; the effect of the potential disruption of management’s attention from ongoing business operations due to integration matters related to mergers and acquisitions; the effect of mergers and acquisitions on our relationships with customers, vendors and lenders and on our operating results and businesses generally; compliance with the Deferred Prosecution Agreement entered into in January 2017; the success of our quality and operational excellence initiatives, including ongoing quality enhancement and remediation efforts at the legacy Biomet Warsaw facility; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the U.S. Food and Drug Administration (FDA) and foreign government regulators, such as more stringent requirements for regulatory clearance of products; the ability to remediate matters identified in any inspectional observations or warning letters issued by the FDA, while continuing to satisfy the demand for our products; the outcome of government investigations; competition; pricing pressures;

changes in customer demand for our products and services caused by demographic changes or other factors; the impact of healthcare reform measures; reductions in reimbursement levels by third-party payors and cost containment efforts of healthcare purchasing organizations; dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; supply and prices of raw materials and products; control of costs and expenses; the ability to obtain and maintain adequate intellectual property protection; the ability to form and implement alliances; changes in tax obligations arising from tax reform measures, including European Union rules on state aid, or examinations by tax authorities; product liability and intellectual property litigation losses; the ability to retain the independent agents and distributors who market our products; dependence on a limited number of suppliers for key raw materials and outsourced activities; changes in general industry and market conditions, including domestic and international growth rates; changes in general domestic and international economic conditions, including interest rate and currency exchange rate fluctuations; and the impact of the ongoing financial and political uncertainty on countries in the Euro zone on the ability to collect accounts receivable in affected countries.  For a further list and description of such risks and uncertainties, see our reports filed with the U.S. Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ended December 31, 2017.  Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.zimmerbiomet.com or on request from us.  Forward-looking statements speak only as of the date they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Readers of this release are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate.  This cautionary statement is applicable to all forward-looking statements contained in this release.

###

ZIMMER BIOMET HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE THREE MONTHS ENDED MARCH 31, 2018 and 2017

(in millions, except per share amounts, unaudited)

	2018	2017
Net Sales	$2,017.6	$1,972.4
Cost of products sold, excluding intangible asset amortization	575.8	512.9
Intangible asset amortization	150.8	152.0
Research and development	95.7	91.1
Selling, general and administrative	785.1	758.2
Special items	105.2	110.1
Operating expenses	1,712.6	1,624.3
Operating Profit	305.0	348.1
Other expense, net	(3.6)	(0.5)
Interest income	0.9	0.5
Interest expense	(78.9)	(82.9)
Earnings before income taxes	223.4	265.2
Provision (benefit) for income taxes	47.2	(34.1)
Net Earnings	176.2	299.3
Less: Net Earnings (Loss) attributable to noncontrolling interest	1.5	(0.1)
Net Earnings of Zimmer Biomet Holdings, Inc.	$174.7	$299.4
Earnings Per Common Share
Basic	$0.86	$1.49
Diluted	$0.85	$1.47
Weighted Average Common Shares Outstanding
Basic	203.0	201.1
Diluted	204.6	203.1
Cash Dividends Declared Per Common Share	$0.24	$0.24

ZIMMER BIOMET HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions, unaudited)

	March 31,	December 31,
	2018	2017
Assets
Cash and cash equivalents	$1,765.4	$524.4
Receivables, net	1,418.5	1,544.1
Inventories	2,125.9	2,068.3
Other current assets	465.5	428.0
Total current assets	5,775.3	4,564.8
Property, plant and equipment, net	2,031.3	2,038.6
Goodwill	10,729.1	10,668.4
Intangible assets, net	8,235.7	8,353.4
Other assets	409.8	388.8
Total Assets	$27,181.2	$26,014.0
Liabilities and Stockholders' Equity
Current liabilities	$1,799.5	$1,844.7
Current portion of long-term debt	1,625.0	1,225.0
Other long-term liabilities	2,270.3	2,291.3
Long-term debt	9,486.9	8,917.5
Stockholders' equity	11,999.5	11,735.5
Total Liabilities and Stockholders' Equity	$27,181.2	$26,014.0

ZIMMER BIOMET HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2018 and 2017

(in millions, unaudited)

	2018	2017
Cash flows provided by (used in) operating activities
Net earnings	$176.2	$299.3
Depreciation and amortization	263.5	267.6
Share-based compensation	13.9	14.0
Inventory step-up	0.1	14.6
Changes in operating assets and liabilities, net of acquired assets and liabilities
Income taxes	8.6	(86.9)
Receivables	146.2	27.0
Inventories	(39.7)	(13.3)
Accounts payable and accrued expenses	(27.7)	(137.2)
Other assets and liabilities	(50.6)	(109.7)
Net cash provided by operating activities	490.5	275.4
Cash flows used in investing activities
Additions to instruments	(60.4)	(86.4)
Additions to other property, plant and equipment	(26.7)	(43.1)
Other investing activities	(14.6)	(3.6)
Net cash used in investing activities	(101.7)	(133.1)
Cash flows provided by (used in) financing activities
Proceeds from senior notes	749.5	-
Proceeds from multicurrency revolving facility	400.0	400.0
Payments on term loan	(225.0)	(150.0)
Net payments on other debt	(0.2)	(0.7)
Dividends paid to stockholders	(48.6)	(48.1)
Proceeds from employee stock compensation plans	47.9	66.1
Net cash flows from unremitted collections from factoring programs	(60.8)	-
Business combination contingent consideration payments	(13.6)	(6.0)
Restricted stock withholdings	(2.5)	(5.2)
Debt issuance costs	(4.9)	-
Net cash provided by financing activities	841.8	256.1
Effect of exchange rates on cash and cash equivalents	10.4	7.0
Increase in cash and cash equivalents	1,241.0	405.4
Cash and cash equivalents, beginning of period	524.4	634.1
Cash and cash equivalents, end of period	$1,765.4	$1,039.5

ZIMMER BIOMET HOLDINGS, INC.

NET SALES BY GEOGRAPHY

FOR THE THREE MONTHS ENDED MARCH 31, 2018 and 2017

(in millions, unaudited)

	Three Months Ended March 31,
	2018	2017	% Inc / (Dec)	Volume / Mix	Price	Foreign Exchange
Americas	$1,208.1	$1,229.9	(1.8)%	0.4%	(2.4)%	0.2%
EMEA	496.5	453.2	9.6	(0.6)	(2.4)	12.6
Asia Pacific	313.0	289.3	8.2	6.5	(3.9)	5.6
Total	$2,017.6	$1,972.4	2.3%	1.1%	(2.6)%	3.8%

ZIMMER BIOMET HOLDINGS, INC.

NET SALES BY PRODUCT CATEGORY

FOR THE THREE MONTHS ENDED MARCH 31, 2018 and 2017

(in millions, unaudited)

	Three Months Ended March 31,
	2018	2017	% Inc / (Dec)	Volume / Mix	Price	Foreign Exchange
Knees	$713.3	$700.8	1.8%	1.1%	(3.2)%	3.9%
Hips	492.0	473.8	3.8	1.9	(2.8)	4.7
S.E.T	442.3	423.5	4.4	3.6	(2.5)	3.3
Dental	107.6	107.8	(0.2)	(2.7)	(2.1)	4.6
Spine & CMF	183.1	186.3	(1.7)	(2.2)	(1.6)	2.1
Other	79.3	80.2	(1.1)	(3.1)	(0.9)	2.9
Total	$2,017.6	$1,972.4	2.3%	1.1%	(2.6)%	3.8%

ZIMMER BIOMET HOLDINGS, INC.

RECONCILIATION OF REPORTED NET SALES % CHANGE TO

CONSTANT CURRENCY % CHANGE

(unaudited)

	For the Three Months Ended
	March 31, 2018
		Foreign	Constant
		Exchange	Currency
	% Change	Impact	% Change
Geographic Results
Americas	(1.8)%	0.2%	(2.0)%
EMEA	9.6	12.6	(3.0)
Asia Pacific	8.2	5.6	2.6
Total	2.3%	3.8%	(1.5)%
Product Categories
Knees
Americas	(2.5)%	0.2%	(2.7)%
EMEA	12.4	12.5	(0.1)
Asia Pacific	2.3	5.3	(3.0)
Total	1.8	3.9	(2.1)
Hips
Americas	1.3	0.3	1.0
EMEA	4.5	12.1	(7.6)
Asia Pacific	9.5	5.9	3.6
Total	3.8	4.7	(0.9)
S.E.T	4.4	3.3	1.1
Dental	(0.2)	4.6	(4.8)
Spine & CMF	(1.7)	2.1	(3.8)
Other	(1.1)	2.9	(4.0)
Total	2.3%	3.8%	(1.5)%

ZIMMER BIOMET HOLDINGS, INC.

RECONCILIATION OF NET EARNINGS TO ADJUSTED NET EARNINGS

FOR THE THREE MONTHS ENDED MARCH 31, 2018 and 2017

(in millions, unaudited)

	Three Months
	Ended March 31,
	2018	2017
Net Earnings of Zimmer Biomet Holdings, Inc.	$174.7	$299.4
Inventory step-up and other inventory and manufacturing-related charges	10.8	23.2
Intangible asset amortization	150.8	152.0
Special items
Biomet merger-related	16.6	37.0
Other special items	88.6	73.1
Merger-related and other expense in other expense, net	-	1.5
Taxes on above items (1)	(50.6)	(83.1)
Other certain tax adjustment (2)	-	(69.7)
Adjusted Net Earnings	$390.9	$433.4

(1)

The tax effect for the U.S. jurisdiction is calculated based on an effective rate considering federal and state taxes, as well as permanent items.  For jurisdictions outside the U.S., the tax effect is calculated based upon the statutory rates where the items were incurred.

(2)

The adjustment relates to an internal tax restructuring that lowered the tax rate on certain deferred tax liabilities recorded on intangible assets recognized in the Biomet merger acquisition-related accounting.

ZIMMER BIOMET HOLDINGS, INC.

RECONCILIATION OF DILUTED EPS TO ADJUSTED DILUTED EPS

FOR THE THREE MONTHS ENDED MARCH 31, 2018 and 2017

(unaudited)

	Three Months
	Ended March 31,
	2018	2017
Diluted EPS	$0.85	$1.47
Inventory step-up and other inventory and manufacturing-related charges	0.05	0.11
Intangible asset amortization	0.74	0.75
Special items
Biomet merger-related	0.08	0.18
Other special items	0.43	0.36
Merger-related and other expense in other expense, net	-	0.01
Taxes on above items (1)	(0.24)	(0.41)
Other certain tax adjustment (2)	-	(0.34)
Adjusted Diluted EPS	$1.91	$2.13

(1)

The tax effect for the U.S. jurisdiction is calculated based on an effective rate considering federal and state taxes, as well as permanent items.  For jurisdictions outside the U.S., the tax effect is calculated based upon the statutory rates where the items were incurred.

(2)

The adjustment relates to an internal tax restructuring that lowered the tax rate on certain deferred tax liabilities recorded on intangible assets recognized in the Biomet merger acquisition-related accounting.

ZIMMER BIOMET HOLDINGS, INC.

SUMMARY OF EXPENSES INCLUDED IN SPECIAL ITEMS

FOR THE THREE MONTHS ENDED MARCH 31, 2018 and 2017

(in millions, unaudited)

	Three Months
	Ended March 31,
	2018	2017
Biomet merger-related
Consulting and professional fees	$10.0	$18.7
Employee termination benefits	1.8	(3.0)
Dedicated project personnel	2.2	8.7
Relocated facilities	0.7	2.8
Information technology integration	0.1	2.3
Other	1.8	7.5
Total Biomet merger-related	16.6	37.0
Other
Consulting and professional fees	63.8	50.4
Employee termination benefits	1.6	1.2
Dedicated project personnel	9.3	12.8
Relocated facilities	0.7	2.4
Certain litigation matters	5.7	7.0
Contract terminations	2.6	-
Information technology integration	1.2	0.5
Contingent consideration adjustments	0.5	(3.6)
Other	3.2	2.4
Total Other	88.6	73.1
Special items	$105.2	$110.1

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF NET CASH PROVIDED BY OPERATING
ACTIVITIES TO FREE CASH FLOW
FOR THE THREE MONTHS ENDED MARCH 31, 2018 and 2017
(in millions, unaudited)

	Three Months Ended March 31,
	2018	2017
Net cash provided by operating activities	$490.5	$275.4
Additions to instruments	(60.4)	(86.4)
Additions to other property, plant and equipment	(26.7)	(43.1)
Free cash flow	$403.4	$145.9

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF GROSS PROFIT & MARGIN TO ADJUSTED GROSS
PROFIT & MARGIN
FOR THE THREE MONTHS ENDED MARCH 31, 2018 and 2017
(in millions, unaudited)

	Three Months Ended March 31,
	2018	2017
Net Sales	$2,017.6	$1,972.4
Cost of products sold, excluding intangible asset amortization	575.8	512.9
Intangible asset amortization	150.8	152.0
Gross Profit	$1,291.0	$1,307.5

Inventory step-up and other inventory and manufacturing related charges	10.8	23.2
Intangible asset amortization	150.8	152.0
Adjusted gross profit	$1,452.6	$1,482.7

Gross margin	64.0%	66.3%
Inventory step-up and other inventory and manufacturing related charges	0.5	1.2
Intangible asset amortization	7.5	7.7
Adjusted operating profit margin	72.0%	75.2%

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF OPERATING PROFIT & MARGIN TO ADJUSTED OPERATING PROFIT & MARGIN
FOR THE THREE MONTHS ENDED MARCH 31, 2018 and 2017
(in millions, unaudited)

	Three Months Ended March 31,
	2018	2017
Operating profit	$305.0	$348.1
Inventory step-up and other inventory and manufacturing related charges	10.8	23.2
Intangible asset amortization	150.8	152.0
Special items	105.2	110.1
Adjusted operating profit	$571.8	$633.4

Operating profit margin	15.1%	17.7%
Inventory step-up and other inventory and manufacturing related charges	0.5	1.2
Intangible asset amortization	7.5	7.7
Special items	5.2	5.5
Adjusted operating profit margin	28.3%	32.1%

ZIMMER BIOMET HOLDINGS, INC.
RECONCILIATION OF EFFECTIVE TAX RATE TO ADJUSTED EFFECTIVE TAX RATE
FOR THE THREE MONTHS ENDED MARCH 31, 2018 and 2017
(in millions, unaudited)

	Three Months Ended March 31,
	2018	2017
Effective tax rate	21.1%	(12.9)%
Inventory step-up and other inventory and manufacturing related charges, intangible asset amortization, special items and other expense	(1.1)	8.1
Other certain tax adjustment	-	26.3
Adjusted effective tax rate	20.0%	21.5%